Exhibit 32.1
                                  Certification
            Pursuant to Section 1350 of Chapter 63 of Title 18 of the
              United States Code as Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

In connection with the filing of Amendment No. 2 to the Report on Form 10-K of China Organic Agriculture, Inc. ("China Organic") for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Changqing Xu, Chief Executive Officer of China Organic, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China Organic as of the dates and for the periods expressed in the Report.


Dated: January 15, 2009             /s/ Jinsong Li
                                    --------------------------------------------
                                    Name:  Jinsong Li
                                    Title: Chief Executive Officer (Principal
                                           Executive Officer)